AMENDMENT
                                       TO
                       INVESTMENT SUB-ADVISORY AGREEMENT
                                    BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                      AND
                     MELLON CAPITAL MANAGEMENT CORPORATION

      This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

      WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of February 18, 2004, as amended ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the JNL Series Trust.

      WHEREAS, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

      WHEREAS, the Adviser and the Sub-Adviser agree to amend the sub-advisory fees as forth on Schedule B to the Agreement to reflect fee reductions for JNL/Mellon Capital Management Global Alpha Fund.

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows effective as of December 1, 2011:

      1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the amended Schedule B dated December 1, 2011, attached hereto.

      IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of November 23, 2011, effective as of December 1, 2011.

JACKSON NATIONAL ASSET MANAGEMENT, LLC     MELLON CAPITAL MANAGEMENT CORPORATION

By:   /s/ Mark D. Nerud                    By:   /s/ Janet Lee
      -----------------                        -------------
Name:  Mark D. Nerud                       Name:  Janet Lee
Title: President and CEO                   Title: Director

                                   SCHEDULE B
                                DECEMBER 1, 2011
                                 (Compensation)

               JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              First $50 million                         0.09%
              ----------------------------------------------------

              Next $50 million                          0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX
                                      FUND

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              First $50 million                         0.09%
              ----------------------------------------------------

              Next $50 million                          0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              First $50 million                         0.09%
              ----------------------------------------------------

              Next $50 million                          0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX
                                     FUND

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              First $50 million                         0.09%
              ----------------------------------------------------

              Next $50 million                          0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

                 JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              First $50 million                         0.09%
              ----------------------------------------------------

              Next $50 million                          0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

                         JNL/MELLON CAPITAL MANAGEMENT
                          EMERGING MARKETS INDEX FUND

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $50 million                         0.09%
              ----------------------------------------------------

              $50 to $100 million                       0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------


                JNL/MELLON CAPITAL MANAGEMENT EUROPEAN 30 FUND

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $50 million                         0.09%
              ----------------------------------------------------

              $50 to $100 million                       0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------


                JNL/MELLON CAPITAL MANAGEMENT GLOBAL ALPHA FUND

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $200 million                        0.60%
              ----------------------------------------------------

              $200 to $400 million                      0.55%
              ----------------------------------------------------

              $400 to $600 million                      0.50%
              ----------------------------------------------------

              $600 to $800 million                      0.45%
              ----------------------------------------------------

              $800 to $900 million                      0.40%
              ----------------------------------------------------

              Over $900 million                         0.35%
              ----------------------------------------------------

               JNL/MELLON CAPITAL MANAGEMENT PACIFIC RIM 30 FUND

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $50 million                         0.09%
              ----------------------------------------------------

              $50 to $100 million                       0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------


                      JNL/S&P COMPETITIVE ADVANTAGE FUND

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $100 million                        0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------


                     JNL/S&P DIVIDEND INCOME & GROWTH FUND

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $100 million                        0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------


                         JNL/S&P INTRINSIC VALUE FUND

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $100 million                        0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                         0.015%
              ----------------------------------------------------


                           JNL/S&P TOTAL YIELD FUND

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $100 million                        0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

                    JNL/T. ROWE PRICE MID-CAP GROWTH FUND*

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS               ANNUAL RATE
              ----------------------------------------------------

              First $50 million                         0.09%
              ----------------------------------------------------

              Next $50 million                          0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                         0.015%
              ----------------------------------------------------

              *Fees will be paid based on assets invested in the mid-cap growth index strategy portion of the JNL/T.
              Rowe  Price Mid-Cap Growth Fund managed  by  Mellon
              Capital Management Corporation.